UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

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HEALTHTECH SOLUTIONS, INC./UT

(Exact name of registrant as specified in its charter)

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Utah	0-51012	84-2528660
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

181 Dante Avenue, Tuckahoe, New York 10707

(Address of Principal Executive Office) (Zip Code)

844-926-3399

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 2.01	COMPLETION OF ACQUISITION OF ASSETS
ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02	ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 27, 2023 Healthtech Solutions, Inc. (“HLTT”) completed its acquisition of 51% of the equity interest in World Reach Holdings, LLC (“WR Holdings”) from Jelena Olmstead (“Olmstead”) and James Pesoli (“Pesoli”) and their respective holding companies. The acquisition was made pursuant to the Equity Exchange Agreement dated December 21, 2022 between HLTT and affiliates and WR Holdings and affiliates. In consideration for the equity interest in WR Holdings, HLTT issued to the members of WR Holdings 23,715,673 shares of HLTT common stock and warrants to purchase 1,700,000 shares of HLTT common stock for $.25 per share, and issued to World Reach Med, LLC (“WR Med”), an affiliate of WR Holdings, warrants to purchase 530,769 shares of HLTT common stock for $.25 per share. WR Holdings is a holding company that owns all of the membership interest in World Reach Health, LLC (“WRH”). WRH is engaged in the business of distributing healthcare-related products and services, and has served since August 2022 as the primary distributor for wound care products manufactured by or on behalf of Healthtech Wound Care, Inc.

During 2022, WR Med loaned to HLTT and its subsidiaries $1,393,869. In connection with the closing of the acquisition and in consideration of those loans, on January 27, 2023 HLTT issued to WR Med a Promissory Note dated as of December 31, 2022 in the principal amount of $1,393,869 and entered into a Security Agreement giving WR Med a lien on the assets of HLTT and its subsidiaries to secure HLTT’s obligations under the Promissory Note. The principal amount of the Promissory Note will accrue interest at 8% per annum during 2023 and at 12% per annum during 2024. Principal and interest on the Promissory Note will be payable on December 31, 2024.

Pursuant to the Equity Exchange Agreement, on January 27, 2023 the HLTT Board of Directors increased the number of members of the Board to four and appointed Mr. Pesoli to fill the vacancy on the Board. In addition, the Board of Directors appointed Ms. Olmstead to serve as the Chief Executive Officer of HLTT and Mr. Pesoli to serve as Senior Vice President of HLTT. Information concerning Ms. Olmstead and Mr. Pesoli follows:

Jelena Olmstead. Ms. Olmstead has over 18 years of experience in management of companies in the healthcare sector, including positions with a focus on wound care. Prior to 2015, Ms. Olmstead was employed by Invacare Corporation, where she became responsible for managing all key accounts, including long-term care facilities and group purchasing organizations. In 2015, after Invacare sold assets to Joerns Healthcare, Ms. Olmstead was appointed by Joerns Healthcare its Senior Director of Business Development for Acute, Long-Term and Home Health Care. In 2018 Ms. Olmstead joined NuMotion, the nation’s largest provider of complex rehab technologies. As a Director for NuMotion, Ms. Olmstead was responsible for the company’s programs throughout the Midwest. In 2020 Ms. Olmstead joined World Reach Health LLC as President of Sales and Business Development. Ms. Olmstead graduated from Purdue University in 2003.

James Pesoli. Mr. Pesoli has been engaged in the practice of business law since graduating law school in 2009. He also has over 10 years of experience in business management. In 2012 Mr. Pesoli co-founded Sonic Cleaning Services, LLC, which provided non-professional staff to skilled nursing and long-term care facilities throughout the Midwest. Mr. Pesoli and his partners sold that business and separated from it in 2015. In 2018 Mr. Pesoli co-founded Disruptive Media Partners, LLC, a media and entertainment consulting firm that provided financing, deal strategy and global production services to film producers and others in the entertainment industry. In 2019 Mr. Pesoli launched Munitech, LLC, an SaaS provider of e-platforms for government services. In 2020 Mr. Pesoli joined World Reach Health LLC as CEO. Mr. Pesoli graduated from The John Marshall Law School in 2009.

 On January 27, 2023 HLTT entered into Executive Employment Agreements with each of its three executive officers. Each of the Agreements has a three-year term and provides for an annual salary, a bonus at the discretion of the Board of Directors, and customary perks. The significant distinctions among the agreements are:

	Jelena Olmstead	Manuel Iglesias	James Pesoli
Position with HLTT:	Chief Executive Officer	President, Chief Operating Officer	Senior Vice President
Position with Subsidiaries:	__	Manager-Designate and Chief Financial Officer: WR Holdings, WRH and The Clia Lab LLC	Chief Executive Officer: WR Holdings and WRH
Commitment:	Full-Time	Full-Time	Not Full-Time
Base Salary:	$350,000	$240,000	$240,000

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

•	Audited Financial Statements of World Reach Holdings, LLC for the years ended December 31, 2022 and 2021 – to be filed by amendment.
•	Pro Forma Financial Statements of the Registrant for the years ended December 31, 2022 and 2021 – to be filed by amendment.

Exhibits

10-a	Equity Exchange Agreement dated December 21, 2022 among Healthtech Solutions, Inc., Healthtech Wound Care, Inc., The Clia Lab, LLC, Cellsure L3C, Healthtech Management Services, Inc., World Reach Health, LLC, World Reach Med, LLC, World Reach Holdings, LLC, Live For Today Ventures, LLC, Redi-Med Consulting, LLC, Jelena Olmstead and James Pesoli – filed as an exhibit to Current Report on Form 8-K dated December 21, 2022 and incorporated herein by reference.
10-b	Promissory Note dated as of December 31, 2022 issued by Healthtech Solutions, Inc. to World Reach Med, LLC.
10-c	Security Agreement dated January 27, 2023 between Healthtech Solutions, Inc. and its subsidiaries and World Reach Med, LLC.
10-d	Executive Employment Agreement dated January 27, 2023 between Healthtech Solutions, Inc. and Jelena Olmstead.
10-e	Executive Employment Agreement dated January 27, 2023 between Healthtech Solutions, Inc. and Manuel E. Iglesias.
10-f	Executive Employment Agreement dated January 27, 2023 between Healthtech Solutions, Inc. and James Pesoli.
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Healthtech Solutions, Inc.

Date: February 2, 2023	By:	/s/ Manuel E. Iglesias Manuel E. Iglesias, President

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